EXHIBIT 10.32

                              AMENDED AND RESTATED
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         THIS AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT (together with all amendments, if any, from time to time hereto, this "Agreement"), dated as of June 28, 2000, is made by each of the grantors signatory hereto and each additional party that becomes a grantor hereto pursuant to Section 8 hereof (each, a "Grantor" and collectively, "Grantors"), in favor of Commonwealth Associates, L.P., a New York limited partnership, in its capacity as agent for the Purchasers ("Commonwealth" or the "Agent").

                                 R E C I T A L S

         A. Grantors and Commonwealth are parties to that certain Intellectual Property Security Agreement dated as of June 15, 2000 (the "Existing Intellectual Property Security Agreement"), pursuant to which Grantors granted to the Agent (as hereinafter defined), on behalf of the Agent and the Initial Purchasers (as hereinafter defined) certain security interest to secure the payment and performance of the Secured Obligations (as hereinafter defined);

         B. Grantors and Commonwealth desire to amend and restate the Existing Intellectual Property Security Agreement to reflect the security interest in favor of the Agent, on behalf of the Secondary Purchasers (as hereinafter defined), and to restate the Existing Intellectual Property Security Agreement;

         NOW, THEREFORE, in consideration of mutual promises herein and for other good and valuable consideration, Grantors and Commonwealth agree that the Existing Intellectual Property Security Agreement is hereby amended and restated to read in full as follows:

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Placement Agency Agreement dated as of June 7, 2000 by and among the Company and Commonwealth, Commonwealth agreed to act as placement agent on behalf of the Company in connection with a private placement of senior secured convertible securities of the Company (the "Financing");

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         WHEREAS, pursuant to that certain Subscription Agreement dated as of
June 15, 2000 by and among ProxyMed, Inc., a Florida corporation ("Debtor") and the persons signatory thereto from time to time as purchasers (the "Initial Purchasers") (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Initial Subscription Agreement") and that certain Subscription Agreement dated as of June 28, 2000 by and among Debtor and the persons signatory thereto from time to time as purchasers (the "Secondary Purchasers" and, together with the Initial Purchasers, the "Purchasers") (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Secondary Subscription Agreement" and, together with the Initial Subscription Agreement, the "Subscription Agreement"), the Company issued and sold to the Purchasers (i) those certain 7% senior secured convertible promissory notes in the aggregate principal amount of $15,000,000 (herein, as at any time amended, extended, restated, renewed or modified, the "Notes") which amount may be increased by exercise of an overallotment option, first by an additional $7,500,000 aggregate principal amount of the Notes at the option of Commonwealth and then by an additional $7,500,000 aggregate principal amount of the Notes at the option of the Company, and (ii) those certain warrants to purchase a number of shares of common shares of the Company equal to 50% of the number of shares of common stock issuable upon conversion of the Notes (herein, as at any time amended, extended, restated, renewed or modified, the "Warrants") and that certain Registration Rights Agreement as of the date hereof by and among the Company and the Purchasers (herein, as at any time amended, extended, restated, renewed or modified, the "Registration Rights Agreement" and together with the Subscription Agreement, the Notes and the Warrants, the "Transaction Documents"); and

         WHEREAS, it is a condition to the willingness of the Purchasers and the Agent to enter into the Subscription Agreement and to effect the Financing evidencing thereby that the Debtor, Key Communications Service, Inc., an Indiana corporation, and WPJ, Inc. d/b/a Integrated Medical Systems, a California corporation, enter into this Agreement and grant to the Purchasers and Agent the securities interests provided for herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

         1. DEFINED TERMS.

         (a) Unless otherwise defined herein, all capitalized terms used but not otherwise defined herein have the meanings given to them in the Transaction Documents, as indicated.

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         (b) "Copyright License" shall mean any written agreement to which the
Debtor is a party now or in the future, in which the Debtor is granted license rights in Copyrights or has granted license rights in its Copyrights.

         "Copyrights" shall mean all of the following now owned or hereafter acquired by the Debtor: (a) all copyrights (whether registered or unregistered), now existing or hereafter adopted or acquired, all registrations thereof, and all applications in connection therewith, of the United States, or any other country, and (b) all extensions or renewals thereof.

         "Patent License" shall mean any written agreement to which the Debtor is a party, now or in the future, in which the Debtor is granted license rights in Patents or has granted license rights in its Patents.

         "Patents" shall mean all of the following in which the Debtor now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country and all applications for letters patent of the United States or any other country, and (b) all reissues, continuations, divisionals, continuations-in-part or extensions thereof.

         "Secured Obligations" means, collectively, (i) in the case of Debtor, all of its Obligations under the Notes, the Subscription Agreement or the Registration Rights Agreement.

         "Trademark License" shall mean rights under any written agreement to which the Debtor is a party, now or in the future, in which the Debtor is granted license rights in Trademarks or has granted license rights in its Trademarks.

         "Trademarks" shall mean all of the following now owned or hereafter acquired by the Debtor: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear and designs (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office, any state or territory thereof, or any other country or any political subdivision thereof;
(b) all renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

         "Termination Date" shall mean the date on which all the Notes have been paid in full or converted into common stock or preferred stock of the Company.

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

         2. GRANT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY COLLATERAL. To secure the complete and timely payment of all the Secured Obligations of Grantors now or hereafter existing from time to time, each Grantor hereby pledges and grants to Agent, on behalf of Agent and Purchasers, a continuing security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Intellectual Property Collateral"):

                  (a) all of its Patents and the proceeds from any Patent Licenses to which it is a party including those referred to on Schedule I hereto;

                  (b) all of its Trademarks and the proceeds from any Trademark Licenses to which it is a party including those referred to on Schedule II hereto;

                  (c) all of its Copyrights and the proceeds from any Copyright Licenses to which it is a party including those referred to on Schedule III hereto;

                  (d) all reissues, continuations or extensions of the foregoing;

                  (e) all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

                  (f) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (i) infringement of any Patent or Patent licensed under any Patent License, (ii) infringement or dilution of any Trademark or Trademark licensed under any Trademark License, (iii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License, and (iv) infringement of any Copyright or Copyright licensed under any Copyright License.

         3. REPRESENTATIONS AND WARRANTIES. Each Grantor jointly and severally represents and warrants that such Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule I,
Schedule II and Schedule III, respectively, hereto. This Agreement is effective to create a valid and continuing Lien on and, upon the filing hereof with the United States Patent and Trademark Office and the United States Copyright Office, perfected security interests in favor of Agent in all of Grantors' Patents, Trademarks and Copyrights.

         4. COVENANTS. Each Grantor jointly and severally covenants and agrees with Agent, on behalf of Agent and Purchasers, that from and after the date of this Agreement and until the Termination Date:

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

                  (a) Each Grantor shall notify Agent immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                  (b) In no event shall any Grantor, either directly or through any agent, employee, licensee or designee, file an application for letter patents or the registration of any trademark or copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Purchasers prior written notice thereof, and, upon request of Purchasers, such Grantor shall execute and deliver a supplement hereto (in form and substance satisfactory to Lender) to evidence Purchasers' Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

                  (c) Each Grantor shall take all actions necessary or requested by Purchasers to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents or Trademarks (now or hereafter existing), including the filing of applications for renewal and affidavits of use, affidavits of incontestability.

                  (d) In the event that any of the Intellectual Property Collateral is infringed upon, or misappropriated or diluted by a third party, each Grantor shall notify Agent promptly after such Grantor learns thereof. Each Grantor shall, unless it shall reasonably determine that such Intellectual Property Collateral would not have a materially adverse effect on the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and if permitted under the circumstances to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall deem to be reasonably appropriate under the circumstances to protect such Intellectual Property Collateral.

         5. SECURITY AGREEMENT. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Intellectual Property Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

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

         6. REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         7. NOTICES. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Transaction Documents.

         8. ADDITIONAL GRANTORS. The initial Grantors hereunder shall be the Debtor and those Affiliates of Debtor as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional direct and indirect subsidiaries of Borrower may become parties hereto, as additional Grantors (each, an "Additional Grantor"), by executing a counterpart of this Agreement substantially in the form of Exhibit A attached hereto. Upon delivery of any such counterpart to Agent, notice of which is hereby waived by the Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder nor by any election of Agent not to cause any subsidiary of Debtor to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder. For purposes of this Agreement, subsidiaries means any entity in which the Company, directly or indirectly, owns 10% of the capital stock or holds an equity or similar interest.

         9. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 6 hereof, this Agreement shall terminate upon the Termination Date.

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                            [SIGNATURE PAGE FOLLOWS]










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

         IN WITNESS WHEREOF, each Grantor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                         PROXYMED, INC., as the Grantor

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         KEY COMMUNICATIONS SERVICE, INC., as an
                                         Additional Grantor

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         WPJ, INC., d/b/a INTEGRATED MEDICAL
                                         SYSTEMS, as an Additional Grantor

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

ACCEPTED and ACKNOWLEDGED by:

COMMONWEALTH ASSOCIATES, L.P., as Agent

By:
   ------------------------------------
   Name:
   Its: Duly Authorized Signatory

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

                           ACKNOWLEDGMENT OF GRANTORS

STATE OF           )
                   )        ss.______________
COUNTY OF          )

         On this March [__], 2000 before me personally appeared _______________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of _________ who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                                            Notary Public

{seal}

                                            My Commission Expires:


                                            ------------------------------------

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

                                   SCHEDULE I
                                       to
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

I.       PATENT REGISTRATIONS

         Grantor         Patent                  Reg. No.                Date
         -------         ------                  --------                ----

II.      PATENT APPLICATIONS

         Grantor         Patent                  Application No.         Date
         -------         ------                  ---------------         ----

III.     PATENT LICENSES

         Grantor         Name of Agreement       Date of Agreement       Parties
         -------         -----------------       -----------------       -------

                          [TO BE COMPLETED BY GRANTORS]

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

                                   SCHEDULE II
                                       to
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

I.       TRADEMARK  REGISTRATIONS

         Grantor         Mark                    Reg. No.                Date
         -------         ----                    --------                ----

II.      TRADEMARK APPLICATIONS

         Grantor         Mark                    Application No.         Date
         -------         ----                    ---------------         ----

III.     TRADEMARK LICENSES

         Grantor         Name of Agreement       Date of Agreement       Parties
         -------         -----------------       -----------------       -------

                          [TO BE COMPLETED BY GRANTORS]

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

                                  SCHEDULE III
                                       to
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

I.       COPYRIGHT  REGISTRATIONS

         Grantor         Copyright               Reg. No.                Date
         -------         ---------               --------                ----

II.      COPYRIGHT APPLICATIONS

         Grantor         Copyright               Application No.         Date
         -------         ---------               ---------------         ----

III.     COPYRIGHT LICENSES

         Grantor         Name of Agreement       Date of Agreement       Parties
         -------         -----------------       -----------------       -------

                          [TO BE COMPLETED BY GRANTORS]

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

                                    EXHIBIT A

                           COUNTERPART TO INTELLECTUAL
                           PROPERTY SECURITY AGREEMENT

         This counterpart, dated _________, 200__ is delivered pursuant to
Section 8 of that certain Intellectual Property Security Agreement dated as of March [__], 2000 (as from time to time amended, modified or supplemented, the "IP Security Agreement"; the terms defined therein and not otherwise defined herein being used as therein defined), among the Grantors signatory thereto and _____________, as Agent. The undersigned hereby agrees (i) that this counterpart may be attached to the IP Security Agreement, and (ii) that the undersigned will comply with and be subject to, including representations and warranties, all the terms and conditions of the IP Security Agreement as if it were an original signatory thereto.

                                       [NAME OF ADDITIONAL GRANTOR]


                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:

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